UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1 to

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  June 14, 2004

DPAC TECHNOLOGIES CORP.

(Exact name of registrant as specified in its charter)

California	0-14843	33-0033759
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7321 Lincoln Way
Garden Grove, California 92692
(Address of principal executive offices) (Zip code)

(714) 898-0007
(Registrant’s telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

This Amendment No. 1 to Current Report on Form 8-K/A amends the Form 8-K filed on June 16, 2004 in order to add, in Item 7(b), the attached Unaudited Pro Forma Condensed Financial Information of DPAC Technologies Corp.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (b) Pro forma financial information.

   The unaudited pro forma financial information of DPAC Technologies Corp., included at pages F-1 through F-4 of Exhibit 99.2 attached to this report, is incorporated herein by this reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPAC TECHNOLOGIES CORP.
(Registrant)

Date:	July 7, 2004	By:	/s/ Creighton K. Early
Creighton K. Early
Chief Executive Officer

DPAC Technologies Corp.

Unaudited Pro Forma Condensed

Financial Information

On June 14, 2004, DPAC Technologies Corp. disposed of all of its patents and patent applications related to memory stacking. The sale was to an affiliate of Staktek Holdings, Inc. This sale includes all of the memory stacking patents and patent applications that are related to DPAC’s LP-Stack(TM) technology. There is no net book value associated with the patents that are being sold.

Under the agreement DPAC will continue to accept agreed upon orders for LP Stacks subject to material and capacity availability through July 30, 2004. No orders will be accepted beyond that date. All accepted orders must be scheduled for shipment no later than August 6, 2004. As of that date, the DPAC memory-stacking operations will be discontinued.

Under the agreement, DPAC has received $600,000 in cash, and anticipates receiving approximately $100,000 in cash for inventory, as determined at August 6, 2004.

The following Unaudited Pro Forma Condensed Financial Information of DPAC Technologies Corp. gives effect to the sale of the memory stacking patents.  Accordingly, the Unaudited Pro Forma Condensed Consolidated Balance Sheet as of February 29, 2004 includes pro forma adjustments giving effect to the sale of the memory stacking patents as if it had occurred on February 29, 2004; and the Unaudited Pro Forma Condensed Statements of Operations for the year ended February 29, 2004 include pro forma adjustments giving effect to the sale of the memory stacking patents and discontinuance of the related memory stacking operations as if it had occurred as of March 1, 2003, the beginning of the fiscal year ended February 29, 2004.

The historical financial information of DPAC set forth below has been derived from the historical audited financial statements of DPAC included in its annual report on Form 10-K for the fiscal year ended February 29, 2004.

The Unaudited Pro Forma Consolidated Financial Information is provided for informational purposes only and does not purport to present the consolidated financial position or results of operations of DPAC had the sale of the memory stacking patents occurred on the dates specified, nor is it necessarily indicative of the financial position or results of operations of DPAC that may be expected in the future. The Unaudited Pro Forma Condensed Financial Information should be read in conjunction with Management’s Discussion and Analysis of Financial Condition and Results of Operations and the financial statements and notes thereto included in DPAC Technologies annual report on Form 10-K for the fiscal year ended February 29, 2004.

DPAC Technologies Corp.

 Unaudited Pro Forma Condensed Balance Sheets

February 29, 2004

	Historical DPAC	Pro forma Adjustments		Pro forma DPAC

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$4,477,396	$600,000	(1)	5,219,896
		142,500	(1)
Accounts receivable, net	1,382,306			1,382,306
Inventories, net	431,783	(190,000	)(1)	217,783
Prepaid expenses and other current assets	323,065			323,065
Total current assets	6,614,550	552,500		7,167,050

PROPERTY, net	1,538,198			1,538,198
GOODWILL	4,528,721	(235,493	)(3)	4,293,228
OTHER ASSETS	406,501			406,501

TOTAL	$13,087,970	$317,007		$13,404,977

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Current portion of capital lease obligations	$160,081			160,081
Accounts payable	662,830			662,830
Accrued compensation	362,480			362,480
Accrued restructuring costs — current	572,216			572,216
Other accrued liabilities	500,277			500,277
Deferred revenue	80,184			80,184
Total current liabilities	2,338,068	—		2,338,068

CAPITAL LEASE OBLIGATIONS, Less current portion	254,060			254,060
ACCRUED RESTRUCTURING COSTS, Less current portion	434,880			434,880

COMMITMENTS AND CONTINGENCIES (Note 10)

STOCKHOLDERS’ EQUITY:
Common stock	25,517,837			25,517,837
Additional paid-in capital	2,701,701			2,701,701
Accumulated deficit	(18,158,576)	317,007		(17,841,569)
Net stockholders’ equity	10,060,962	317,007		10,377,969

TOTAL	$13,087,970	$317,007		$13,404,977

DPAC Technologies Corp.

Unaudited Pro Forma Condensed Statements of Operations

For the Year Ended February 29, 2004

	Historical DPAC	Pro forma Adjustments(2)		Pro Forma DPAC
NET SALES	$19,567,109	$16,480,476		$3,086,633

COST OF SALES	18,144,229	15,847,681	(4)	2,296,548

GROSS PROFIT	1,422,880	632,795		790,085

COSTS AND EXPENSES:
Selling, general and administrative	5,121,040	1,556,137		3,564,903
Research and development	2,829,031	1,033,841		1,795,190
Restructuring and impairment charges	2,654,052	2,302,802	(5)	351,250
Total costs and expenses	10,604,123	4,892,780		5,711,343

LOSS FROM OPERATIONS	(9,181,243)	(4,259,985)		(4,921,258)

OTHER INCOME:
Interest income	56,176	—		56,176
Interest expense	(35,253)	—		(35,253)
Total other income	20,923	—		20,923

LOSS BEFORE INCOME TAX PROVISION	(9,160,320)	(4,259,985)		(4,900,335)

INCOME TAX PROVISION(6)	4,763,984	—		4,763,984

LOSS FROM CONTINUING OPERATIONS	$(13,924,304)	$(4,259,986)		$(9,664,318)

LOSS PER SHARE FROM CONTINUING OPERATIONS:
Basic and diluted	$(0.66)			$(0.46)

WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic and diluted	21,102,387			21,102,387

Notes to Unaudited Pro Forma Condensed Financial Information.

(1)

Reflects receipt of cash for the sale of the memory stacking patents and the estimated receipt of cash equal to 75% of the book value of our memory stacking inventory, as anticipated under the agreement of sale.

(2)

Reflects the historical results of operations of the memory stacking business. Such historical results of operations include allocations of certain operating expenses, determined on bases which management considers to be reasonable estimates of the relative utilization of services provided to, or the benefit received by, the memory stacking operations.

(3)

Reflects the portion of goodwill associated with the Company’s memory stacking operations based on the relative fair values of the portion of the business to be disposed (approximately $700,000) and the retained operations of the Company as of July 7, 2004.

(4)	Includes approximately $1,000,000 of production equipment impairment charges associated with equipment utilized to manufacture LP Stacks.
(5)

Includes approximately $1,300,000 of employee severance and related charges attributed to personnel associated with the memory stacking business and approximately $1,000,000 impairment charge associated with equipment purchased for a new memory stacking process that we abandoned.

(6)	The income tax provision for the year ended 2/29/04 consisted of the establishment of a valuation allowance associated with the net deferred tax asset that existed as of 2/28/03.